UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                         FORM 8-K/A

                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934
                        JUNE 6, 2000
                     ------------------
              (Date of earliest event reported)


         LABORATORY CORPORATION OF AMERICA HOLDINGS
         ------------------------------------------
   (Exact name of registrant as specified in its charter)


   DELAWARE                1-11353             13-3757370
 --------------          -----------         --------------
(State or other         (Commission         (IRS Employer
jurisdiction of         File Number)         Identification
incorporation)                                    Number)


   358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
   -------------------------------------------------------
          (Address of principal executive offices)

                        336-229-1127
                        ------------
    (Registrant's telephone number, including area code)


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Laboratory Corporation of America Holdings ("the Company")
hereby amends Item 7 of its Current Report on Form 8-K (Date of Report: May 2, 2000) to include five years of selected financial data as affected by the 1-for-10 reverse stock split.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

 (c)  Exhibits

      99.1    Selected Financial Data schedule of the
              Company presented under the captions
              "Statement of Operations Data" and "Balance
              Sheet Data" as of and for each of the years in the five-year period ended December 31, 1999.

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                         SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                         (Registrant)

               By:/s/ BRADFORD T. SMITH
                  ------------------------------
                      Bradford T. Smith
                      Executive Vice President,
                      General Counsel, Secretary
                      and Compliance Officer



Date: June 7, 2000

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